UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                  STEVIA CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                  STEVIA CORP.

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                FEBRUARY __, 2015

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     A special meeting of  stockholders  of Stevia Corp., a Nevada  corporation, will be held at 8:00 AM local time, on February __, 2015, at 7117 US 31 S, Indianapolis, IN 46227 for the following purposes:

     1. To approve a proposed amendment to our Articles of Incorporation to increase the authorized number of shares of common stock available for issuance from 250,000,000 to 750,000,000 shares of common stock, par value $0.001 per share.

     2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on January 2, 2015 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.

     All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously returned a proxy.

                                       Sincerely,


                                       /s/ George Blankenbaker
                                       -----------------------------------------
                                       George Blankenbaker, President

Indianapolis, IN
January _, 2015

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

PROXY STATEMENT: VOTING AND OTHER MATTERS................................... 1
PROPOSAL:  TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION ................ 3
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS....... 5
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS............................... 7
OTHER MATTERS............................................................... 7
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION................................. 7

ANNEX A: CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                  STEVIA CORP.
                                  7117 US 31 S
                             Indianapolis, IN 46227

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                                 PROXY STATEMENT

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                            VOTING AND OTHER MATTERS

GENERAL

The accompanying proxy is solicited on behalf of Stevia Corp., a Nevada corporation ("we," "our," "us," or the "Company"), by our Board of Directors (the "Board") for use at our special meeting of stockholders to be held at 8:00 AM local time on February _, 2015, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at 7117 US 31 S, Indianapolis, IN 46227.

These proxy solicitation materials will be distributed on or about January 15, 2015 to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

Our authorized capital stock consists of 250,000,000 shares of common stock at a par value of $0.001 per share. Holders of common stock are entitled to one vote per share. They are not entitled to cumulative voting rights.

Stockholders of record at the close of business on January 2, 2015 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, there were issued and outstanding 198,239,385 shares of our common stock, par value $0.001 per share. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to approve amending our Articles of Incorporation.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting who will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as "uninstructed shares." Uninstructed shares will be considered as present but not entitled to vote with respect to that matter.

VOTING OF PROXIES

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted to approve an amendment to our Articles of Incorporation to authorize 750,000,000 shares of common stock, par value $0.001 per share and as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

You may vote your shares using any of the following methods:

     1. YOU MAY VOTE BY MAIL. Mark, sign and date the accompanying proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

     2. YOU MAY VOTE BY TELEPHONE. By dialing 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

     3. YOU MAY VOTE BY INTERNET. By going to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

     4. YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name who wishes to vote at the meeting, you will need to obtain a legal proxy from your bank or broker, bring it with you to the meeting, and hand it in with a signed ballot that will be provided to you at the meeting. Beneficial owners will not able to vote their shares at the meeting without a legal proxy.

REVOCABILITY OF PROXIES

Any person giving a proxy may revoke the proxy at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date or a later-dated vote by mail or by attending the meeting and voting in person. The written notice of revocation or duly executed proxy bearing a later date should be addressed to the Company's Secretary.

SOLICITATION

This proxy is solicited on behalf of our Board. We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

NO APPRAISAL RIGHTS

Under Nevada Law, stockholders are not entitled to appraisal rights with respect to the amendment to our Articles of Incorporation, and we will not independently provide our stockholders with any such right.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers or directors has any interest in any of the matters to be acted upon at the special meeting.

ANNUAL REPORT AND OTHER MATTERS

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which was made available to stockholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at WWW.SEC.GOV, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

WE WILL PROVIDE, WITHOUT CHARGE, A PRINTED COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2014 AS FILED WITH THE SEC TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE THAT REQUESTS A COPY IN WRITING. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR COMPANY'S SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

        TO INCREASE THE TOTAL AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

On December 31, 2014, the Board approved an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 250,000,000 to 750,000,000 shares of common stock, par value $0.001. If approved by the stockholders, the proposed amendment will become effective upon the electronic filing of the Certificate of Amendment to the Articles of Incorporation (the "Amendment") with the Secretary of State of Nevada. A copy of the proposed Amendment is enclosed herein as Annex A to this Proxy Statement.

The Board believes that it is in our Company and stockholders' best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. We currently have only 52,627,282 shares of authorized but unissued shares of common stock. The Board believes that the availability of additional shares will provide our Company with the flexibility to issue common stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board, without the possible expense and delay of holding a special stockholders' meeting. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders' percentage voting power.

The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. Holders of common stock have no preemptive rights. The availability of additional shares of common stock is particularly important in the event that the Board determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of common stock.

As disclosed in our Current Report on Form 8-K filed on December 31, 2014, we entered into a securities purchase agreement (the "Purchase Agreement") with certain accredited investors (the "Investors"), pursuant to which we issued (i) debentures (the "Debentures") in the aggregate principal amount of $1,250,000, and (ii) warrants (the "Warrants") to purchase shares of common stock to such Investors. Pursuant to the terms of the Debentures and the Warrants, we are required to reserve and keep available for issuance the number of shares of common stock issuable upon conversion of the Debentures and upon exercise of the Warrants. In order to meet the Company's reserve obligations under the Debentures and the Warrants, the Company has agreed with the Investors to increase the number of authorized shares of common stock.

The aggregate net proceeds from the financing under the Purchase Agreement will be used for general working capital purposes. A further vote of the stockholders will not be required in order to issue shares of common stock upon any conversion of the Debentures or exercise of the Warrants by the Investors. Any issuances of common stock will have the effect of reducing each existing stockholder's proportionate ownership and may dilute earnings per shares of the shares outstanding at the time of any such issuance.

Other than as described above, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of common stock proposed to be authorized. The Board does not intend to issue any common stock except on terms which the Board deems to be in the best interests of our Company and its then existing stockholders.

PRINCIPAL EFFECTS ON OUTSTANDING COMMON STOCK

The proposal to increase the authorized common stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder's proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance.

For instance, if the Debentures and Warrants are converted into shares of common stock, the Investors will receive a greater percentage of the outstanding common stock and the existing stockholders will hold a smaller percentage of the outstanding common stock. Depending on market liquidity at the time, the issuance of a substantial number of shares of our common stock to the Investors, and the resale of such shares by the Investors into the public market, or the perception that such sales may occur, could cause the trading price of our common stock to decline, result in substantial dilution to existing stockholders and make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

Other than the potential reduction in proportionate ownership, the dilutive effect on earnings per share, and other effects mentioned above, the proposed issuances, if completed, will not have any other material effects on the Company's existing stockholders.

The Amendment will be effective upon stockholder approval and the filing of the Amendment with the Secretary of State of Nevada.

POTENTIAL ANTI-TAKEOVER ASPECTS AND POSSIBLE DISADVANTAGES OF STOCKHOLDER APPROVAL OF THE INCREASE

The increase in the authorized number of shares of common stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Amendment outweighs any disadvantages. To the extent that the Amendment may have anti-takeover effects, the Amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

Other than as described above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of common stock.

AMENDMENT

The Third Article of the Company's Articles of Incorporation will be amended to read as follows:

"The authorized capital stock of the Corporation shall consist of Seven Hundred Fifty Million (750,000,000) shares of common stock, par value $0.0001."

A copy of the Amendment is attached as Annex A to this Proxy Statement.

REQUIRED VOTE

Approval of the Amendment to increase the number of authorized shares of common stock requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock represented at the special meeting, assuming that a quorum is present at such special meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

      SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

The following table sets forth certain information as of January 2, 2015 with respect to the beneficial ownership of our common stock for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially 5% or more of the outstanding shares of our common stock. To our knowledge, except as indicated in any footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

  Name and Address                      Amount and Nature            Percentage
of Beneficial Owner(1)               of Beneficial Ownership         of Class(2)
----------------------               -----------------------         -----------

George Blankenbaker                       52,244,682 (3)                26.35%
President, Secretary, Treasurer,
and Director
6451 Buck Creek Pkwy
Indianapolis, IN 46227

Thomas Ong                                 5,000,000 (4)                 2.52%
Director
7117 US 31S
Indianapolis, IN 46227

Jerry Smartt                               1,500,000                     0.76%
Director
7117 US 31 S
Indianapolis, IN 46227

                                          ----------                    -----
All Officers and Directors
 as a Group                               55,244,982                    27.87%
                                          ==========                    =====

5% STOCKHOLDERS

George Blankenbaker                       52,244,682 (3)                26.35%
6451 Buck Creek Pkwy
Indianapolis, IN 46227

----------
(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(2) Based on 198,239,385 shares of our common stock outstanding as of January 2, 2015.
(3) Mr. Blankenbaker is the beneficial owner of 52,244,982 shares of common stock. Mr. Blankenbaker owns 12,000,000 shares of common stock directly. 3,500,000 shares of common stock are owned by Growers Synergy Pte Ltd. ("Growers Synergy"). Mr. Blankenbaker is the managing director of Growers Synergy. Growers Fresh Pte Ltd ("Growers Fresh) owns a 51% interest in Growers Synergy and the Reporting Person controls a 49% interest in Growers Fresh. Mr. Blankenbaker may be deemed to be the indirect beneficial owner of the shares held by Growers Synergy under Rule 13d-3(a) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). However, pursuant to Rule 13d-4 promulgated under the Exchange Act, Mr. Blankenbaker disclaims that he is a beneficial owner of such shares, except to the extent of his pecuniary interest herein. 36,744,682 shares of common stock are owned by Blankenbaker Ventures (Asia) Pte. Ltd. ("BV Asia"). Mr. Blankenbaker owns a 70% controlling interest in BV Asia.
(4) Mr. Ong is the beneficial owner of 5,000,000 shares of common stock. Mr. Ong owns 1,500,000 shares of common stock directly and 3,500,000 shares of common stock are owned by Growers Synergy. Mr. Ong, a director of the Company, is a director of Growers Synergy and is also a 37.5% shareholder of Agriventure Pte Ltd., which is a 49% shareholder of Growers Synergy. Mr. Ong may be deemed to be the indirect beneficial owner of the shares held by Growers Synergy under Rule 13d-3(a) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). However, pursuant to Rule 13d-4 promulgated under the Exchange Act, Mr. Ong disclaims that he is a beneficial owner of such shares, except to the extent of his pecuniary interest herein.

CHANGES IN CONTROL

There are no existing arrangements that may result in a change in control of the Company.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented by stockholders at the special meeting of stockholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under rules prescribed by the SEC, stockholders must follow certain procedures to introduce an item of business at a special meeting of stockholders. In general, to be timely under these rules, notice of such business related to this special meeting of stockholders must comply with the requirements in our bylaws and must be received by us at a reasonable time before we begin to print and mail our proxy materials. We anticipate mailing definitive proxy materials to stockholders on or about January 15, 2015.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

                   WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at WWW.SEC.GOV. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

                                                          Dated: January _, 2015

                                     ANNEX A

                            CERTIFICATE OF AMENDMENT

The articles have been amended as follows:

3. Shares. The total number of authorized shares which the Corporation is authorized to issue is 750,000,000 shares of common stock having a par value of $0.001 per share.

                                        VOTE BY INTERNET - WWW.PROXYVOTE.COM
                                        Use the Internet to transmit your voting
                                        instructions and for electronic delivery
                                        of   information  up  until  11:59  P.M.
                                        Eastern  Time the day before the cut-off
                                        date or  meeting  date.  Have your proxy
                                        card in hand  when  you  access  the web
                                        site  and  follow  the  instructions  to
                                        obtain  your  records  and to  create an
                                        electronic voting instruction form.
STEVIA CORP
7117 US 31 SOUTH                        VOTE BY PHONE - 1-800-690-6903
INDIANAPOLIS, IN  46227                 Use any touch-tone telephone to transmit
                                        your voting  instructions up until 11:59
                                        P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                        VOTE BY MAIL
                                        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS YOU             FOR       AGAINST      ABSTAIN
VOTE FOR THE FOLLOWING PROPOSAL:                  [ ]         [ ]          [ ]

1 To amend our Articles of Incorporation to increase our authorized shares of Common Stock.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]    Date      Signature (Joint Owners)    Date


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IMPORTANT  NOTICE  REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
MEETING: The Notice & Proxy Statement is/are available at www.proxyvote.com .

                                     STEVIA
                                      CORP.

                               SPECIAL MEETING OF
                                  SHAREHOLDERS

                            FEBRUARY _, 2015 8:00 AM

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                    DIRECTORS

The shareholder(s) hereby appoint(s) George Blankenbaker, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of STEVIA CORP that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 08:00 AM, EST on 1/_/2015, at 7117 US 31 S, Indianapolis, Indiana 462270, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE